ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Accrued Expenses And Other Current Liabilities Details Abstract
Accrued payroll and related costs	$ 17,548	$ 21,082
Accrued vacation	7,444	6,647
Labor union contribution	1,091	2,197
Deferred revenue	1,332	2,001
Accrual for minimum wage increase		508
Accrual severance pay for Procheck termination		7,728
Other	4,695	2,510
Total accrued expenses and other current liabilities	$ 32,110	$ 42,673